SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 22, 2001

FEDERATED DEPARTMENT STORES, INC.

151 West 34th St., New York, New York 10001
(212) 494-1602

-and-

7 West Seventh Street, Cincinnati, Ohio 45202
(513) 579-7000

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File No.)	(IRS Id. No.)

Exhibit Index on Page 4

Item 5.     Other Events.

     This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Underwriting Agreement, dated as of August 17, 2001, between Federated and the underwriters named therein and the form of Sixth Supplemental Trust Indenture, contemplated to be entered into between Federated and Citibank, N.A., as Trustee, in connection with the proposed sale by Federated of $500,000,000 aggregate principal amount of its 6 5/8% Senior Notes due 2008.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed herewith:

1.     Underwriting Agreement, dated as of August 17, 2001, between Federated Department Stores, Inc. and the underwriters named therein.

4.     Form of Sixth Supplemental Trust Indenture, between Federated Department Stores, Inc. and Citibank, N.A., as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Date: August 22, 2001	/s/ DENNIS J. BRODERICK
By: Dennis J. Broderick
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit Number	Description
1.	Underwriting Agreement, dated as of August 17, 2001, between Federated Department Stores, Inc. and the underwriters named therein.
4.	Form of Sixth Supplemental Trust Indenture, between Federated Department Stores, Inc. and Citibank, N.A., as Trustee.